EXHIBIT 10.15

STANDARD LIBOR GRID NOTE

New York

Uniondale, New York August 19 , 2005	$2,000,000.00

BORROWER: EMERGING VISION, INC.

a(n) ☐ individual(s) ☐ partnership ☒ corporation ☐ _________ organized under the laws of the State of New York Address of residence/chief executive office: 100 Quentin Roosevelt Boulevard, Garden City, New York 11530

BANK:	MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with its principal banking office at One M&T Plaza, Buffalo, NY 14240. Attention: Office of General Counsel

1.             DEFINITIONS. Each capitalized term shall have the meaning specified herein and the following terms shall have the indicated meanings:

a.

“Authorized Person” shall mean, each individually, Brain P Alessi and Christopher G. Payan. Mention of the Authorized Person’s name is for reference purposes only and the Bank may rely on a person’s title to ascertain whether someone is an Authorized Person.

b.	“Automatic Adjustment Date”, when applicable, shall mean :
(i)

If the Interest Period duration selected for such LIBOR Rate Loan is “one day”: the first day of the applicable Interest Period (or, if such date is not a Business Day, the immediately preceding Business Day).

(ii)

If the Interest Period duration selected for such LIBOR Rate Loan is other than “one day”: two (2) Business Days before the first day of the applicable Interest Period for a LIBOR Rate Loan for which the Automatic Continuation Option is in effect. Notwithstanding anything to the contrary herein, the Interest Period for each LIBOR Rate Loan hereunder shall be based on one (1) month LIBOR.

c.

“Automatic Continuation Option” shall, with respect to any LIBOR Rate Loan, mean the option to have the then-current Interest Period duration, as previously selected by Borrower, remain the same for the succeeding Interest Period.

d.

“Base Rate” shall mean -0- percentage points above the rate of interest announced by the Bank as its prime rate of interest (“Prime”). If the prior blank is not completed, the Base Rate shall be one (1) percentage point above Prime.

e.	“Base Rate Loan” shall mean a Loan which bears interest at the Base Rate.
f.

“Business Day” shall mean any day of the year on which banking institutions in New York, New York are not authorized or required by law or other governmental action to close and, to the extent the LIBOR Rate is applicable, on which dealings are carried on in the London Interbank market.

g.	“Continuation Date” shall mean the date on which Borrower’s election to continue a LIBOR Rate Loan for another Interest Period becomes effective in accordance with this Note.
h.

“Conversion Date” shall mean the date on which Borrower’s election to convert a Base Rate Loan to a LIBOR Rate Loan, or a LIBOR Rate Loan to a Base Rate Loan, becomes effective in accordance with this Note.

i.	“Interest Period” shall mean, as to any LIBOR Rate Loan, the period commencing on the Draw Date, the Conversion Date or Continuation Date for such LIBOR Rate Loan and ending on the date that shall be:
(i)

If the Interest Period duration selected for such LIBOR Rate Loan is “one day”: the following day; provided, however, that if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day.

(ii)

If the Interest Period duration selected for such LIBOR Rate Loan is other than “one day”: the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) of the calendar month that is one (1) month thereafter, in each case as Borrower may elect; provided, however, that if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day. Notwithstanding anything to the contrary herein, the Interest Period applicable all Loans made pursuant to this Note shall always be based upon one (1) month LIBOR.

j.	“Draw Date” shall mean, in relation to any Loan, the Business Day on which such Loan is made, or to be made, to Borrower pursuant to the Note.
k.	“LIBOR Rate Loan” shall mean a Loan which bears interest at a LIBOR Rate.
l.

“LIBOR” shall mean the rate obtained by dividing (i) the one-month interest period London Interbank Offered Rate (as selected by Borrower) as fixed by the British Bankers Association for United States dollar deposits in the London

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Interbank Eurodollar Market at approximately 11:00 a.m. London, England time (or as soon thereafter as practicable) as determined by the Bank from any broker, quoting service or commonly available source utilized by the Bank by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against “Eurocurrency Liabilities” as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Rate Loan or Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States’ office of a bank to United States’ residents) on such date to any member bank of the Federal Reserve System.

m.	“LIBOR Rate” shall mean two and three-quarters percentage points (2.75%) above LIBOR with an Interest Period selected by Borrower.
n.	“Loan” means a loan made to Borrower by the Bank pursuant to this Note.
o.	“Maximum Principal Amount” shall mean Two Million Dollars ($2,000,000.00).
p.

“Minimum Borrowing Amount” shall mean $25,000, with minimum increments thereafter of $25,000, provided, however, in no event shall the Minimum Borrowing Amount for such LIBOR Rate Loan be less than $25,000.00 with minimum increments thereafter of $25,000.00.

q.	“Outstanding Principal Amount” shall mean the actual outstanding principal amount under this Note at any time.

2.	PAYMENT OF PRINCIPAL, INTEREST AND EXPENSES

a.      Promise to Pay. For value received, and intending to be legally bound, Borrower promises to pay to the order of the Bank on demand, the Maximum Principal Amount or the Outstanding Principal Amount, if less; plus interest as set forth below and all fees and costs (including without limitation attorneys’ fees and disbursements, whether for internal or outside counsel) the Bank incurs in order to collect any amount due under this Note, to negotiate or document a workout or restructuring, or to preserve its rights or realize upon any guaranty or other security for the payment of this Note (“Expenses”).

b.     Interest. Each Loan shall earn interest on the Outstanding Principal Amount thereof calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366) that on each day shall be:

i.              LIBOR Rate Loans. Interest shall accrue on a LIBOR Rate Loan from and including the first day of the Interest Period applicable thereto until, but not including, the last day of such Interest Period or the day the LIBOR Rate Loan is paid in full (if sooner) at a rate per annum equal to the LIBOR Rate determined and in effect on (depending on the circumstance): (i) for new LIBOR Rate Loans, the Business Day the Bank receives (or is deemed to receive) a Request for a LIBOR Rate Loan; (ii) for conversions and continuations of LIBOR Rate Loans pursuant to Section 4, the Business Day the Bank receives (or is deemed to receive) the Notice of Conversion or Notice of Continuation, as the case may be, in accordance with Section 4(b); (iii) for LIBOR Rate Loans where the Automatic Continuation Option is selected, the applicable Automatic Adjustment Date for such LIBOR Rate Loan.

ii.             Base Rate Loans. Interest shall accrue on a Base Rate Loan from and including the first date the Base Rate Loan was made (i.e., the Draw Date or the Conversion Date, as the case may be) to, but not including, the day such Base Rate Loan is paid in full or converted, at the rate per annum equal to the Base Rate. Any change in the Base Rate resulting from a change in the Bank’s prime rate shall be effective on the date of such change.

c.      Maximum Legal Rate. It is the intent of the Bank and of Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the “Maximum Legal Rate”). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to Borrower.

d.      Payments; Late Charge; Default Rate. Payments shall be made in immediately available United States funds at any banking office of the Bank. Absent demand for payment in full, interest shall be due and payable as follows: unless demanded sooner, (i) in respect to each Base Rate Loan, monthly when invoiced and (ii) in respect to each LIBOR Rate Loan, on the last day of each Interest Period applicable thereto (except, however, if the Interest Period duration selected by Borrower is “one day”, in which case such payment shall be made on the Payment Due Date for each month, or as otherwise invoiced by the Bank). If payment is not received within five days of its due date, Borrower shall pay a late charge equal to the greatest of (a) 5% of the delinquent amount, (b) the Bank’s then current late charge as announced by the Bank from time to time, or (c) $50.00. In addition, if the Bank has not actually received any payment under this Note within thirty days after its due date, from and after such thirtieth day the interest rate for all amounts outstanding under this Note shall automatically increase to 5 percentage points above the higher of the Base Rate or the highest LIBOR Rate, and any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such default rate. Payments may be applied in any order in the sole discretion of the Bank but, prior to demand, shall be applied first to past due interest, Expenses, late charges, and principal payments, if any, which are past due, then to current interest and Expenses and late charges, and last to remaining principal.

e.     Prepayment of LIBOR Rate Loans. If (i) Borrower pays, in whole or in part, any LIBOR Rate Loan, before the expiration of its respective Interest Period, (ii) fails to draw down, in whole or in part, a LIBOR Rate Loan after giving a Request therefor, (iii) otherwise tries to revoke any LIBOR Rate Loan, in whole or in part, or (iv) there occurs a Bankruptcy Event or the

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applicable rate is converted from the LIBOR Rate to the Base Rate pursuant to Section 4(d), then Borrower shall be liable for and shall pay the Bank, on demand, the higher of $250.00 or the actual amount of the liabilities, expenses, costs or funding losses that are a direct or indirect result of such prepayment, failure to draw, early termination of an Interest Period, revocation, bankruptcy or otherwise, whether such liability, expense, cost or loss is by reason of (a) any reduction in yield, by reason of the liquidation or reemployment of any deposit or other funds acquired by the Bank, (b) the fixing of the interest rate payable on any LIBOR Rate Loans or (c) otherwise. The determination by the Bank of the amount of foregoing amount shall, in the absence of manifest error, be conclusive and binding upon Borrower. The provisions of this paragraph shall not be applicable to any LIBOR Rate Loan if the applicable Interest Period duration for such LIBOR Rate Loan is “one day”.

3.	LOANS.

a.     General. Any Loan hereunder shall be in the form of a LIBOR Rate Loan. The Bank may make any Loan in reliance upon any oral, telephonic, written, teletransmitted or other request (the “Request(s)”) that the Bank in good faith believes to be valid and to have been made by Borrower or on behalf of Borrower by an Authorized Person. The Bank may act on the Request of any Authorized Person until the Bank shall have received from Borrower, and had a reasonable time to act on, written notice revoking the authority of such Authorized Person. The Bank shall incur no liability to Borrower or to any other person as a direct or indirect result of making any Loan pursuant to this paragraph.

b.     Request for LIBOR Rate Loans. Borrower shall give the Bank its irrevocable Request for a LIBOR Rate Loan specifying:

i.

the Draw Date for the LIBOR Rate Loan, which shall be a two (2) Business Days from the date of the Request (except in the case of a LIBOR Rate Loan with an Interest Period of one day, for which the Draw Date may be the same as the date of the Request); provided, however, if a Request is received by the Bank after 2:00 p.m. (Eastern Standard Time), the Request for such LIBOR Rate Loan shall be deemed to have been received on the next Business Day;

ii.	the aggregate amount of such LIBOR Rate Loan, which amount shall not be less than the Minimum Borrowing Amount;

iii.	the applicable Interest Period (i.e., a one-day, one-month, two-month, three-month, or six-month Interest Period); and

iv. whether Borrower is electing to have the Automatic Continuation Option for such LIBOR Rate Loan.

c.      Base Rate Loans. Borrower may not request any Base Rate Loan. Base Rate Loans shall only be available in the event that the Bank is unable to make a LIBOR Rate Loan, at any time. Notwithstanding any other provision in this Note, in the event that it becomes unlawful for the Bank to honor its obligation to make or maintain LIBOR Rate Loans or the Bank is unable to make or maintain LIBOR Rate Loans hereunder, then the Bank shall promptly notify the Borrower thereof and (a) the commitment of the Bank to make and to continue LIBOR Rate Loans shall forthwith be cancelled for the duration of such period during which the Bank is unable to make LIBOR Rate Loans and (b) the LIBOR Rate Loans then outstanding as LIBOR Rate Loans shall be converted automatically to Base Rate Loans within such earlier period as may be required by law.

d.      Delivery of Requests Delivery of a Notice or Request for a LIBOR Rate Loan shall be made to the Bank at the following address, or such other address designated by the Bank from time to time:

Manufacturers and Traders Trust Company

401 Broad Hollow Road

Melville, New York 11747

Attn: Tamra Postiglione

Fax No. (631) 869-6514

Telephone No. (631) 869-6512

4.	CONTINUATION OF LIBOR RATE LOANS.

a.      Conversion/Continuation. The Bank shall automatically continue a LIBOR Rate Loan with the same Interest Period initially selected by the Borrower. The Borrower may not convert any LIBOR Rate Loan to a Base Rate Loan except in accordance with Paragraph 3(c) above.

b.     Notices. The Bank may take action on any Notice in reliance upon any oral, telephonic, written or teletransmitted Notice that the Bank in good faith believes to be valid and to have been made by Borrower or on behalf of Borrower by an Authorized Person. No Notice may be delivered by e-mail. The Bank may act on the Notice from any Authorized Person until the Bank shall have received from Borrower, and had a reasonable time to act on, written notice revoking the authority of such

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Authorized Person. The Bank shall incur no liability to Borrower or to any other person as a direct or indirect result of acting on any Notice under this Note. The Bank, in its sole discretion, may reject any Notice that is incomplete.

c.      Conversion upon Default. Unless the Bank shall otherwise consent in writing, if (i) Borrower has failed to pay when due, in whole or in part, the indebtedness under the Note (whether by demand or otherwise), or (ii) there exists a condition or event which with the passage of time, the giving of notice or both shall constitute an event of default under any of Borrower’s agreement with the Bank, if any, Borrower may not elect to have a Loan converted or continued as a LIBOR Rate Loan or have any Loan made as a LIBOR Rate Loan. Further, the Bank, in its sole discretion, may (i) permit any outstanding LIBOR Rate Loans to continue until the last day of the applicable Interest Period at which time such Loan shall automatically be converted into a Base Rate Loan or (ii) convert any outstanding LIBOR Rate Loans into a Base Rate Loan before the end of the applicable Interest Period applicable to such LIBOR Rate Loan. Notwithstanding the foregoing, if Borrower commences, or has commenced against it, any proceeding or request for relief under any bankruptcy, insolvency or similar laws now or hereafter in effect in the United States of America or any state or territory thereof or any foreign jurisdiction or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Borrower (a “Bankruptcy Event”), any outstanding LIBOR Rate Loans shall be automatically converted to Base Rate Loans without further action by the Bank and Borrower’s rights to have Base Rate Loans converted under Section 4 shall be automatically terminated. Nothing herein shall be construed to be a waiver by the Bank to have any Loan accrue interest at the Default Rate of interest (which shall be calculated from the higher of the LIBOR Rate or the Base Rate) or the right of the Bank to the amounts set forth in Section 2(e) of this Note.

5.             SETOFF. The Bank shall have the right to set off against the amounts owing under this Note any property held in a deposit or other account with the Bank or any of its affiliates or otherwise owing by the Bank or any of its affiliates in any capacity to Borrower or any guarantor or endorser of this Note. Such set-off shall be deemed to have been exercised immediately at the time the Bank or such affiliate elects to do so.

6.	INTENTIONALLY OMITTED.

7.             BANK RECORDS CONCLUSIVE. The Bank shall set forth on a schedule attached to this Note or maintained on computer, the date and original principal amount of each Loan and the date and amount of each payment to be applied to the Outstanding Principal Amount of this Note. The Outstanding Principal Amount set forth on any such schedule shall be presumptive evidence of the Outstanding Principal Amount of this Note and of all Loans. No failure by the Bank to make, and no error by the Bank in making, any annotation on any such schedule shall affect the Borrower’s obligation to pay the principal and interest of each Loan or any other obligation of Borrower to the Bank pursuant to this Note.

8.             PURPOSE. Borrower certifies (a) that no Loan will be used to purchase margin stock except with the Bank’s express prior written consent for each such purchase and (b) that all Loans shall be used for a business purpose, and not for any personal, family or household purpose.

9.             AUTHORIZATION. Borrower, if a corporation, partnership, limited liability company, trust or other entity, represents that it is duly organized and in good standing or duly constituted in the state of its organization and is duly authorized to do business in all jurisdictions material to the conduct of its business; that the execution, delivery and performance of this Note have been duly authorized by all necessary regulatory and corporate or partnership action or by its governing instrument; that this Note has been duly executed by an authorized officer, partner or trustee and constitutes a binding obligation enforceable against Borrower and not in violation of any law, court order or agreement by which Borrower is bound; and that Borrower’s performance is not threatened by any pending or threatened litigation.

10.	INABILITY TO DETERMINE LIBOR RATES, INCREASED COSTS, ILLEGALITY.

a.      Increased Costs. If the Bank shall determine that, due to either (a) the introduction of any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR) in or in the interpretation of any requirement of law or (b) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then Borrower shall be liable for, and shall from time to time, upon demand therefor by the Bank and pay to the Bank such additional amounts as are sufficient to compensate the Bank for such increased costs.

b.     Inability to Determine Rates. If the Bank shall determine that for any reason adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period with respect to a proposed LIBOR Rate Loan, the Bank will give notice of such determination to Borrower. Thereafter, the Bank may not make or maintain LIBOR Rate Loans, as the case may be, hereunder until the Bank revokes such notice in writing. Upon receipt of such notice, Borrower may revoke any request for a LIBOR Rate Loan or Notice then submitted by it. If Borrower does not revoke such notice the Bank may make, or continue the Loans, as proposed by Borrower, in the amount specified in the applicable request submitted by Borrower, but such Loans shall be made or continued as Base Rate Loans instead of LIBOR Rate Loans, as the case may be.

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c.      Illegality. If the Bank shall determine that the introduction of any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a governmental authority or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other governmental authority has asserted that it is unlawful for the Bank to make LIBOR Rate Loans, then, on notice thereof by the Bank to Borrower, the Bank may suspend the making of LIBOR Rate Loans until the Bank shall have notified Borrower that the circumstances giving rise to such determination shall no longer exist. If the Bank shall determine that it is unlawful to maintain any LIBOR Rate Loans, Borrower shall prepay in full all LIBOR Rate Loans then outstanding, together with accrued interest, either on the last date of the Interest Period thereof if the Bank may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such LIBOR Rate Loans. If Borrower is required to prepay any LIBOR Rate Loan immediately as set forth in this subsection, then concurrently with such prepayment, Borrower may borrow from the Bank, in the amount of such repayment, a Base Rate Loan.

11.           MISCELLANEOUS. This Note, together with any related loan and security agreements and guaranties, contains the entire agreement between the Bank and Borrower with respect to the Note, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Bank. All rights and remedies of the Bank under applicable law and this Note or amendment of any provision of this Note are cumulative and not exclusive. No single, partial or delayed exercise by the Bank of any right or remedy shall preclude the subsequent exercise by the Bank at any time of any right or remedy of the Bank without notice. No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Bank. No course of dealing or other conduct, no oral agreement or representation made by the Bank, and no usage of trade, shall operate as a waiver of any right or remedy of the Bank. No waiver of any right or remedy of the Bank shall be effective unless made specifically in writing by the Bank. Borrower agrees that in any legal proceeding, a copy of this Note kept in the Bank’s course of business may be admitted into evidence as an original. This Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect. Section headings are for convenience only. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

12.           NOTICES. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower (at its address on the Bank’s records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower’s relationship with the Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Bank.

13.           JOINT AND SEVERAL. If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts which become due under this Note and the term “Borrower” shall include each as well as all of them.

14.           GOVERNING LAW; JURISDICTION. This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State of New York. This Note will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK IN A COUNTY OR JUDICIAL DISTRICT WHERE THE BANK MAINTAINS A BRANCH, AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER’S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

15.           WAIVER OF JURY TRIAL. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

☐            Amended and Restated Note. The Borrower acknowledges, agrees and understands that this Note is given in replacement of and in substitution for, but not in payment of, a prior note dated on or about ____________, ____, in the original principal amount of $__________, given by Borrower in favor of the Bank (or its predecessor-in-interest), as the same may have

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been amended or modified from time to time (“Prior Note”), and further, that: (a) the obligations of the Borrower as evidenced by the Prior Note shall continue in full force and effect, as amended and restated by this Note, all of such obligations being hereby ratified and confirmed by the Borrower; (b) any and all liens, pledges, assignments and security interests securing the Borrower’s obligations under the Prior Note shall continue in full force and effect, are hereby ratified and confirmed by the Borrower, and are hereby acknowledged by the Borrower to secure, among other things, all of the Borrower’s obligations to the Bank under this Note, with the same priority, operation and effect as that relating to the obligations under the Prior Note; and (c) nothing herein contained shall be construed to extinguish, release, or discharge, or constitute, create, or effect a novation of, or an agreement to extinguish, the obligations of the Borrower with respect to the indebtedness originally described in the Prior Note or any of the liens, pledges, assignments and security interests securing such obligations.

Preauthorized Transfers from Deposit Account. If a deposit account number is provided in the following blank Borrower hereby authorizes the Bank to debit available funds in Borrower’s deposit account #______________________ with the Bank automatically for any amount which becomes due under this Note or as directed by an Authorized Person, by telephone.

Acknowledgment. Borrower acknowledges that it has read and understands all the provisions of this Note, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.

EMERGING VISION, INC.

TAX ID/SS # By:__________________________
Name: Christopher G. Payan
Title: CEO

________________________ __________________________________
Signature of Witness

Adam M. Stahl Brian P. Alessi
________________________ ___________________________________
Typed Name of Witness

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ACKNOWLEDGMENT

STATE OF NEW YORK	)

     :SS.

COUNTY OF SUFFOLK	)

On the _______ day of August, in the year 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared Christopher G. Payan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

_______________________________

Notary Public

FOR BANK USE ONLY

Authorization Confirmed: _____________________________________________________

Product Code: 11900

Disbursement of Funds:

Credit A/C	#	Off Ck	#	Payoff Obligation # _____

$	$	$

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SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of August 19, 2005, by and among each of the entities identified on the signature page hereto under the heading “Grantor” (each a “Grantor” and, collectively, the “Grantors”) and MANUFACTURERS AND TRADERS TRUST COMPANY (the “Secured Party”).

RECITALS

A.           EMERGING VISION, INC., a New York corporation (the “Company”) and the Secured Party have entered into a Credit Agreement, dated as of the date hereof (as the same may be hereafter amended, modified, restated or supplemented from time to time, the “Credit Agreement”) pursuant to which the Company will receive loans and other financial accommodations from the Secured Party and will incur Obligations (as hereinafter defined).

B.           To induce the Secured Party to extend credit to the Company on and after the date hereof as provided in the Credit Agreement, each Grantor desires to grant the Secured Party security and assurance in order to secure the payment and performance of all Obligations, and to that effect to grant the Secured Party a first priority perfected security interest in its assets and, in connection therewith, to execute and deliver this Agreement.

Accordingly, the parties hereto hereby agree as follows:

DEFINITIONS

(a)          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Uniform Commercial Code as in effect in the State of New York (the “UCC”).

(b)          Capitalized terms used herein and not otherwise defined shall have the following meanings:

“Agreement” shall mean this Agreement, and shall include all amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

“Business Day” shall have the meaning assigned to such term in the Credit Agreement.

“Collateral” shall mean the following property of each Grantor, wherever located, and whether now owned or hereafter acquired or arising:

(i)	Accounts;
(ii)	Chattel paper, including Electronic Chattel Paper;
(iii)	Goods, including all Inventory and Equipment and any accessions thereto;
(iv)	Instruments, including Promissory Notes;
(v)	Investment Property;

(vi)	Documents;
(vii)	Deposit Accounts;
(viii)	Commercial Tort Claims, if any, identified on Schedule A annexed hereto;
(ix)	Letter-of-Credit Rights;
(x)	General Intangibles, including Payment Intangibles and Software;
(xi)	Supporting Obligations;
(xii)	to the extent not listed above, all other personal property; and
(xiii)	to the extent not listed above as original collateral, proceeds and products of the foregoing.

“Default” shall have the meaning assigned to such term in the Credit Agreement.

“Event of Default” shall have the meaning assigned to such term in the Credit Agreement.

“Liens” shall have the meaning assigned to such term in the Credit Agreement.

“Loan Documents” shall have the meaning assigned to such term in the Credit Agreement.

“Loans” shall have the meaning assigned to such term in the Credit Agreement.

“Obligations” shall mean all obligations, liabilities and indebtedness of each Grantor to the Secured Party, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, including, without limitation, obligations, liabilities, and indebtedness of each Grantor arising under or relating to this Agreement or any other Loan Document to which it is a party (including, without limitation, with respect to the Company, all obligations, liabilities and indebtedness with respect to the principal of and interest on the Loans) including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, and interest that, but for the filing of a petition in bankruptcy with respect to any Grantor, would accrue on such obligations, whether or not a claim is allowed against such Grantor for such interest in the related bankruptcy proceeding), and all fees, costs, expenses and indemnity obligations of the Grantors to the Secured Party hereunder, or under any other Loan Document.

“Person” shall have the meaning assigned to such term in the Credit Agreement.

(c)          Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter. Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given to it under Generally Accepted Accounting Principles. The term “including” shall not be limited or exclusive, unless specifically indicated to the contrary. The word “will” shall be construed to have the same meaning in effect as the word “shall.” The words “herein,” “hereof” and “hereunder,” and other words of similar import, refer to this Agreement as a whole, including the exhibits and schedules hereto, all of which are by this reference incorporated into this Agreement.

I.	SECURITY

SECTION 1.01.           Grant of Security. As security for the Obligations, each Grantor hereby transfers, assigns and grants to the Secured Party a security interest in the Collateral.

SECTION 1.02.            Release and Satisfaction. Upon the termination of this Agreement and the indefeasible payment in full of the Obligations, the Secured Party shall deliver to each Grantor, upon request therefor and at such Grantor’s expense, releases and satisfactions of all financing statements, notices of assignment and other registrations of security.

II.	REPRESENTATIONS AND WARRANTIES

SECTION 2.01.           Representations and Warranties With Respect to Security. Each Grantor hereby represents and warrants to the Secured Party as follows:

(a)          Name. Each Grantor’s exact legal name, state of incorporation or organization and organizational number is set forth on Schedule A annexed hereto.

(b)          Ownership of Collateral. Each Grantor owns all of its personal property and assets, including, without limitation, the Collateral, free and clear of all Liens, other than the Liens permitted under Section 7.01 of the Credit Agreement.

(c)          Trademarks, Patents and Copyrights. Annexed hereto as Schedule A is a complete list of all patents, trademarks, copyrights, applications therefor, and other similar General Intangibles which each Grantor owns or has the right to use as of the date of this Agreement. To each Grantor’s knowledge, there are no assertions or claims challenging the validity of any of the foregoing. To each Grantor’s knowledge, the business of such Grantor as now conducted does not conflict with any patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights or copyrights of others. There is no material infringement of any General Intangible of any Grantor.

(d)          Accounts. Annexed hereto as Schedule A is a list identifying the chief executive office or principal place of business of each Grantor and all addresses at which each Grantor maintains books or records relating to its Accounts as of the date of this Agreement.

(e)          Inventory. Annexed hereto as Schedule A is a list identifying all addresses where each Grantor maintains its Inventory as of the date of this Agreement. No Grantor’s Inventory is currently maintained or will be maintained with any bailee that issues negotiable warehouse receipts or other negotiable instruments therefor.

(f)           Equipment. Annexed hereto as Schedule A is a list identifying all the addresses where the Equipment of each Grantor is located.

(g)          Trade Names. Except as set forth on Schedule A annexed hereto, each Grantor has not done during the five years prior to this Agreement, and does not currently do, business under fictitious business names or trade names. No Grantor has been known under any other name during such five-year period. Each Grantor will only change its name or do business under any other fictitious business names or trade names during the term of this Agreement after giving not less than thirty (30) Business Days’ prior written notice to the Secured Party.

(h)          Acquired Collateral. Except as set forth on Schedule A annexed hereto, the Collateral has been acquired or originated by each Grantor in the ordinary course of such Grantor’s business and was not acquired pursuant to any acquisition of all or a portion of the business of any Person whether by merger, acquisition of assets or otherwise.

(i)           Third-Party Locations. Except as set forth on Schedule A annexed hereto, no Collateral is in the possession of, or under the control of, any Person other than a Grantor or the Secured Party.

(j)           Commercial Tort Claims. Except to the extent identified under the definition of Collateral above, no Grantor holds any Commercial Tort Claim.

(k)          Enforceability of Security Interests. Upon the execution of this Agreement by each Grantor and the filing of financing statements properly describing the Collateral and identifying such Grantor and the Secured Party in the applicable jurisdiction required pursuant to the UCC, security interests and liens granted to the Secured Party under Section 1.01 hereof shall constitute valid, perfected and first priority security interests and liens in and to the Collateral of such Grantor, other than Collateral which may not be perfected by filing under the Uniform Commercial Code, and subject to the Liens permitted pursuant to Section 7.01 of the Credit Agreement, in each case enforceable against all third parties and securing the payment of the Obligations.

III.	COVENANTS OF GRANTORS

SECTION 3.01.           Records; Location of Collateral. So long as a Grantor shall have any Obligation to the Secured Party: (a) such Grantor shall not change the jurisdiction of its incorporation or organization or move its chief executive office, principal place of business or office at which is kept its books and records (including computer printouts and programs) from the locations existing on the date hereof and listed on Schedule A annexed hereto; (b) a Grantor shall not establish any offices or other places of business at any other location; (c) a Grantor shall not move any of the Collateral to any location other than those locations existing on the date hereof and listed on Schedule A annexed hereto; or (d) a Grantor shall not change its corporate name in any respect, unless, in each case of clauses (a), (b) (c) and (d) above, (i) a Grantor shall have given the Secured Party thirty (30) Business Days’ prior written notice of its intention to do so, identifying the new location and providing such other information as the Secured Party deems necessary, and (ii) a Grantor shall have delivered to the Secured Party such documentation, in form and substance satisfactory to the Secured Party and as required by the Secured Party, to preserve the Secured Party’s security interest in the Collateral.

SECTION 3.02.           Commercial Tort Claims. Each Grantor shall promptly notify the Secured Party upon obtaining any Commercial Tort Claim after the date hereof against any third party and, upon request of the Secured Party, shall promptly enter into an amendment to this Agreement and do such other acts or things as may be requested by the Secured Party to give the Secured Party a first priority perfected security interest in any such Commercial Tort Claim.

SECTION 3.03.           Other Collateral. Each Grantor shall promptly notify the Secured Party upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights, Electronic Chattel Paper, Documents or Instruments.

SECTION 3.04.	Further Actions.

(a)          Promissory Notes and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Promissory Notes or Tangible Chattel Paper, such Grantor shall forthwith endorse, assign or deliver the same to the Secured Party, accompanied by instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

(b)          Deposit Accounts. At the request of the Secured Party, each Grantor will cause each depository bank where such Grantor maintains a Deposit Account to execute an agreement pursuant to which the depository bank agrees to comply, without the further consent of such Grantor, at any time, with instructions from the Secured Party to such depository bank directing the disposition of funds from time to time credited to such deposit account or agree to the Secured Party becoming the customer of the depository bank with respect to such deposit accounts, with such Grantor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account.

(c)         Investment Property. If any Grantor shall at any time hold or acquire any Certificated Securities, such Grantor shall forthwith endorse, sign and deliver the same to the Secured Party, accompanied by such instruments of transfer assignment duly executed in blank as Secured Party may from time to time specify. If any security is now or hereafter acquired by any Grantor are uncertificated and are issued to the Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Secured Party thereof, and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the issuer to agree to comply, without further consent of such Grantor or such nominee, at any time with instructions from the Secured Party as to such Securities, or (b) arrange for the Secured Party to become the registered owner of the securities. If any Securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by the Grantor, are held by any Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, the Grantor shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply, in each case, without further consent of such Grantor or such nominee, at any time with Entitlement Orders or other instructions from the Secured Party to such Securities Intermediary as to such Securities or other Investment Property, or to apply any value distributed on account of any Commodity Contract as directed by the Secured Party to such Commodity Intermediary, or (ii) in the case of Financial Assets or other Investment Property held through a Securities Intermediary, arrange for this Secured Party to become the Entitlement Holder with respect to such Investment Property, with such Grantor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such Investment Property.

(d)        Collateral in the Possession of Third Parties. If any Collateral is at any time in the possession of any person or entity other than a Grantor or the Secured Party (a “Third

Party”), the Grantor shall promptly notify the Secured Party thereof, and, at the Secured Party’s request and option, shall promptly obtain an acknowledgment from the Third Party, in form and substance satisfactory to the Secured Party, that the Third Party holds such collateral for the benefit of the Secured Party and such Third Party’s agreement to comply, without further consent of the Grantor, at any time with the instructions of the Secured Party as to such Collateral.

(e)          Electronic Chattel Paper. If any Grantor at any time holds or acquired an interest in any Electronic Chattel Paper, such Grantor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control under Section 9105 of the UCC of such Electronic Chattel Paper.

(f)           Letter-of-Credit Rights. If any Grantor is at any time the beneficiary under a Letter of Credit, such Grantor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, such Grantor shall, pursuant to an arrangement in form and substance satisfactory to the Secured Party, either (i) arrange for the Issuer and any confirmed or other nominated person of such Letter of Credit to consent to an assignment to the Secured Party the proceeds of the Letter of Credit, or (ii) arrange for the Secured Party to become the transferee beneficiary of the Letter of Credit, with the Secured Party agreeing in each case that the proceeds of the Letter of Credit are to be applied to satisfaction of the Obligations in such order as the Secured Party may determine.

(g)          Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim, such Grantor shall immediately notify the Secured Party in a writing signed by the Grantor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and all proceeds thereof, all upon the terms of this Agreement with such writing to be in form and substance to the Secured Party.

(h)        General. Each Grantor further agrees, upon the request of the Secured Party and at the Secured Party’s option, to take any and all other actions as the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including, without limitation, (i) executing and delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC to the extent, if any, that such Grantor’s signature thereon is required therefor, (ii) causing the Secured Party’s name to be noted as Secured Party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or the ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce the Secured Party’s security interest in such Collateral, (iv) obtaining governmental and other third-party waivers, consents and approvals in form and substance satisfactory to the Secured Party, including, without limitation, any consent of any licensor, lessor or other persons obligated on Collateral, and (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party. Each Grantor further authorizes the Secured Party to file initial financing statements describing the Collateral, and any amendments thereto.

SECTION 3.05.            Insurance and Assessments. In the event any Grantor shall fail to purchase or maintain insurance, or pay any tax, assessment, government charge or levy, except as the same may be otherwise permitted hereunder or under the Credit Agreement, or in the event that any lien, encumbrance or security interest prohibited hereby shall not be paid in full or discharged, or in the event such Grantor shall fail to perform or comply with any other covenant, promise or obligation to the Secured Party hereunder or under the Credit Agreement or any other Loan Document, the Secured Party may, but shall not be required to, perform, pay, satisfy, discharge or bond the same for the account of such Grantor, and all money so paid by the Secured Party, including reasonable attorney’s fees, shall be deemed to be Obligations.

SECTION 3.06.            Inspection. Upon reasonable notice to a Grantor, the Secured Party may, during such Grantor’s normal business hours, examine and inspect any Collateral and may examine, inspect and copy all books and records with respect thereto or relevant to the Obligations.

SECTION 3.07.           Personal Property. The Collateral shall remain personal property at all times. No Grantor shall affix any of the Collateral to real property in any manner which would change its nature from that of personal property to real property or to a fixture.

SECTION 3.08.           Maintenance of Corporate Existence. Each Grantor shall preserve and maintain its corporate existence and, except as otherwise permitted pursuant to the Credit Agreement, shall not merge with or into or consolidate with any other entity.

SECTION 3.09.          Indemnification. Each Grantor agrees to indemnify the Secured Party and hold it harmless from and against any and all injuries, claims, damages, judgments, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel), charges and encumbrances which may be incurred by or asserted against the Secured Party in connection with or arising out of any assertion, declaration or defense of the Secured Party’s rights or security interest under the provisions of this Agreement or any other Loan Document, permitting it to collect, settle or adjust Accounts or to deal with account debtors in any way or in connection with the realization, repossession, safeguarding, insuring or other protection of the Collateral or in connection with the collecting, perfecting or protecting the Secured Party’s liens and security interests hereunder or under any other Loan Document.

IV.	POWER OF ATTORNEY; NOTICES

SECTION 4.01.           Power of Attorney. Each Grantor hereby irrevocably constitutes and appoints the Secured Party, and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Grantor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby give said attorneys the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to (a) upon the occurrence and continuance of an Event of Default endorse the names of such Grantor on any checks, notes, drafts or other forms of payment or security that may come into the possession of the Secured Party or any affiliate of the Secured Party, to sign the Grantor’s name on invoices or bills of lading, drafts against customers, notices of assignment, verifications and schedules,

(b) upon the occurrence and continuance of an Event of Default sell, transfer, pledge, make any arrangement with respect to or otherwise dispose of or deal with any of the Collateral consistent with the UCC, and (c) do acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein. The powers granted herein, being coupled with an interest, are irrevocable until all of the Obligations are indefeasibly paid in full and this Agreement is terminated. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Neither the Secured Party nor any attorney-in-fact shall be liable for any act or omission, error in judgment or mistake of law provided the same is not the result of gross negligence or willful misconduct.

SECTION 4.02.           Notices. Upon the occurrence of an Event of Default, the Secured Party may notify account debtors and other persons obligated on any of the Collateral that the Collateral have been assigned to the Secured Party or of its security interest therein and to direct such account debtors and other persons obligated on any of the Collateral to make payment of all amounts due or to become due to a Grantor directly to the Secured Party, and upon such notification, and at such Grantor’s expense, to enforce collection of any such Collateral, and to adjust, compromise or settle for cash, credit or otherwise upon any terms the amount of payment thereof. The Secured Party may, at any time following the occurrence of an Event of Default, notify the Postal Service authorities to change the address of delivery of mail to an address designated by the Secured Party. After making of such a request or the giving of any such notification, each Grantor shall hold any proceeds of collection of accounts, Chattel Paper, general intangibles, instruments and other Collateral received by it as trustee for the Secured Party without commingling the same with such Grantor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of such Collateral received by the Secured Party to the Obligations, in such order as the Secured Party, in its sole discretion, shall determine, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

V.	REMEDIES OF SECURED PARTY

SECTION 5.01.          Enforcement. Upon the occurrence of an Event of Default, the Secured Party shall have, in addition to all of its other rights under this Agreement and the other Loan Documents by operation of law or otherwise (which rights shall be cumulative), all of the rights and remedies of a secured party under the UCC and shall have the right, to the extent permitted by law, without charge, to enter any Grantor’s premises, and, until it completes the enforcement of its rights in the Collateral subject to its security interest hereunder and the sale or other disposition of any property subject thereto, take possession of such premises without charge, rent or payment therefor (through self-help, without judicial process and without having first given notice or obtained an order of any court), or place custodians in control thereof, remain on such premises and use the same for the purpose of completing any work in progress, preparing any Collateral for disposition, and disposition of or collecting any Collateral. Without limiting the foregoing, upon the occurrence of an Event of Default, the Secured Party may, without demand, advertising or notice, all of which such Grantor hereby waives (except as the same may be required by law), sell, lease, license or otherwise dispose of and grant options to a third party to purchase, lease, license or otherwise dispose of any and all Collateral held by it or for its account at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as the Secured Party, in its sole discretion, deems advisable. At any such sale, the Collateral, or any portion thereof, may be sold in one lot as an entirety or in separate parcels as the Secured Party, in its sole discretion, deems advisable. Each Grantor agrees that if notice of sale shall be required by law, such requirement shall be met if such notice is mailed, postage prepaid, to such Grantor at its address set forth above, or such other address as it may have, in writing, provided to the Secured Party, at least ten (10) days before the time of such sale or disposition. The Secured Party may postpone or adjourn any sale of any Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned, without being required to give a new notice of sale. Notice of any public sale shall be sufficient if it describes the security of the Collateral to be sold in general terms, stating the amounts thereof, the nature of the business in which such Collateral was created and the location and nature of the properties covered by the other security interests or mortgages and the prior liens thereof. The Secured Party may be the purchaser at any such sale if it is public, free from any right of redemption, which such Grantor also waives, and payment may be made, in whole or in part, in respect of such purchase price by the application of the Obligations by the Secured Party. Each Grantor, with respect to its property constituting such Collateral, shall be obligated for, and the proceeds of sale shall be applied first to, the costs of taking, assembling, finishing, collecting, refurbishing, storing, guarding, insuring, preparing for sale, and selling the Collateral, including the fees and disbursements of attorneys, auctioneers, appraisers and accountants employed by the Secured Party. Proceeds shall then be applied to the payment, in whatever order the Secured Party may elect, of all of the Obligations. The Secured Party shall return any excess to such Grantor or to whomever may be fully entitled to receive the same or as a court of competent jurisdiction may direct. In the event that the proceeds of any sale or other disposition of the Collateral are insufficient to pay in full the Obligations, such Grantor shall remain liable for any deficiency.

SECTION 5.02.          Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third-party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business, each Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risk of loss, collection or disposition of Collateral, or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 5.02 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the UCC or the Uniform Commercial Code as in effect in other relevant jurisdiction in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 5.02. Without limitation upon the foregoing, nothing contained in this Section 5.02 shall be construed to grant any rights to each Grantor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 5.02.

SECTION 5.03.          Waiver. Each Grantor waives any right, to the extent applicable law permits, to receive prior notice of, or a judicial or other hearing with respect to, any action or prejudgment remedy or proceeding by the Secured Party to take possession, exercise control over, or dispose of any item of the Collateral in any instance (regardless of where such Collateral may be located) where such action is permitted under the terms of this Agreement or any other Loan Document, or by applicable law, or of the time, place or terms of sale in connection with the exercise of the Secured Party’s rights hereunder, and such Grantor also waives, to the extent permitted by law, any bond, security or sureties required by any statute, rule or otherwise by law as an incident to any taking of possession by the Secured Party of property subject to the Secured Party’s Lien. Each Grantor further waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Secured Party’s rights under this Agreement and any other Loan Document, including the taking of possession of any Collateral, all to the extent that such waiver is permitted by law and to the extent that such damages are not caused by the Secured Party’s gross negligence or willful misconduct. These waivers and all other waivers provided for in this Agreement and any other Loan Documents have been negotiated by the parties, and each Grantor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

SECTION 5.04.            Other Rights. Each Grantor agrees that the Secured Party shall not have any obligation to preserve rights to any Collateral against prior parties or to proceed first against any Collateral or to marshal any Collateral of any kind for the benefit of any other creditors of such Grantor or any other Person. The Secured Party is hereby granted, to the extent that such Grantor is permitted to grant a license or right of use, a license or other right to use, without charge, labels, patents, copyrights, rights of use, of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature of such Grantor as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and such Grantor’s rights under all licenses and any franchise, sales or distribution agreements shall inure to the Secured Party’s benefit.

SECTION 5.05.            Expenses. Each Grantor agrees that it shall pay on demand therefor all costs and expenses incurred in amending, implementing, perfecting, collecting, defending, declaring and enforcing the Secured Party’s rights and security interests in the Collateral hereunder or under the Credit Agreement or any other Loan Document or other instrument or agreement delivered in connection herewith or therewith, including, but not limited to, searches and filings, and the Secured Party’s reasonable attorneys’ fees (regardless of whether any litigation is commenced, whether a default is declared hereunder, and regardless of tribunal or jurisdiction).

VI.	GENERAL PROVISIONS

SECTION 6.01.            Termination. This Agreement shall remain in full force and effect until all the Obligations shall have been indefeasibly fully paid and satisfied and the Credit Agreement shall have expired or been terminated, and, until such time, the Secured Party shall retain all security in and title to all existing and future Collateral held by it hereunder.

SECTION 6.02.           Remedies Cumulative. The Secured Party’s rights and remedies under this Agreement shall be cumulative and non-exclusive of any other rights or remedies which it may have under the Credit Agreement, any other Loan Document or any other agreement or instrument, by operation of law or otherwise and may be exercised alternatively, successively or concurrently, as the Secured Party may deem expedient.

SECTION 6.03.            Binding Effect. This Agreement is entered into for the benefit of the parties hereto and their successors and assigns. It shall be binding upon and shall inure to the benefit of the said parties, their successors and assigns. No Grantor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party, and any attempted assignment shall be null and void.

SECTION 6.04.          Notices. Wherever this Agreement provides for notice to either party (except as expressly provided to the contrary), it shall be in writing and given in the manner specified in Section 9.01 of the Credit Agreement. Such notices to each Grantor shall be delivered to the address for notices set forth on Schedule A annexed hereto.

SECTION 6.05.          Waiver. No delay or failure on the part of the Secured Party in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, and no waiver shall be valid unless in writing and signed by an officer of the Secured Party, and only to the extent therein set forth.

SECTION 6.06.           Modifications and Amendments. This Agreement and the other agreements to which it refers constitute the complete agreement between the parties with respect to the subject matter hereof and may not be changed, modified, waived, amended or terminated orally, but only by a writing signed by the party to be charged.

SECTION 6.07.           Several Agreements. This Agreement shall constitute the several obligations and agreements of each Grantor and may be amended, restated, supplemented or otherwise modified from time to time with respect to any Grantor without the consent or approval of any other Grantor, and no such amendment, restatement, supplement or modification shall be deemed to amend, restate, supplement or modify the obligations of any other Grantor hereunder.

SECTION 6.08.           Survival of Representations and Warranties. The representations and warranties of each Grantor made or deemed made herein shall survive the execution and delivery of this Agreement.

SECTION 6.09.           Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 6.10.            Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAWS. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY WAIVES, AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AGREES (i) NOT TO SEEK, AND HEREBY WAIVES THE RIGHT TO, ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT, AND (ii) NOT TO ASSERT ANY COUNTERCLAIM IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. EACH GRANTOR AND THE SECURED PARTY EACH IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS

AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 6.11.          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, taken together, shall constitute one and the same agreement.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first above written.

SECURED PARTY:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:________________________________

Name:	Tamra Postiglione
Title:	Vice President

GRANTORS:

EMERGING VISION, INC.

By:________________________________

Name:	Christopher G. Payan
Title:	CEO

VISIONCARE OF CALIFORNIA, INC.

By:________________________________

Name:	Christopher G. Payan
Title:	CEO

ACKNOWLEDGMENT

STATE OF New York	)

    ):SS.

COUNTY OF SUFFOLK	)

On the 18th day of August in the year 2005 before me, the undersigned, personally appeared Christopher G. Payan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________

Notary Public

Schedule A

to Security Agreement

Name of Grantor: Emerging Vision, Inc.

1.	State of Incorporation or Organization: New York
2.	Organizational Number: n/a
3.	Patents, trademarks, trade names, copyright and applications for the foregoing:
[see attached]
4.	Chief Executive Office or Principal Place of Business:
100 Quentin Roosevelt Boulevard, Suite 508, Garden City, New York 11530
5.	Other offices at which books or records with respect to Accounts are maintained:
________________________________________________________________
6.	Inventory Locations:	___________________________________________
________________________________________________________________
7.	Equipment Locations:	___________________________________________
________________________________________________________________
8.	Trade Names:	__________________________________________________
9.	Non-Ordinary Course Collateral Acquisitions: _____________________________
10.	Collateral in the possession or control of third parties:_______________________
11.	Commercial Tort Claims:______________________________________________
12.	Address for Notices:

100 Quentin Roosevelt Boulevard

Suite 508

Garden City, New York 11530

Schedule A

to Security Agreement

Name of Grantor: VisionCare of California, Inc.

1.	State of Incorporation or Organization: New York
2.	Organizational Number: n/a
3.	Patents, trademarks, trade names, copyright and applications for the foregoing:
[none]
4.	Chief Executive Office or Principal Place of Business:
100 Quentin Roosevelt Boulevard, Suite 508, Garden City, New York 11530
5.	Other offices at which books or records with respect to Accounts are maintained:
________________________________________________________________
6.	Inventory Locations:	_______________________________________
________________________________________________________________
7.	Equipment Locations:	_______________________________________
________________________________________________________________
8.	Trade Names:	__________________________________________________
9.	Non-Ordinary Course Collateral Acquisitions: _____________________________
10.	Collateral in the possession or control of third parties:_______________________
11.	Commercial Tort Claims:______________________________________________
12.	Address for Notices:

100 Quentin Roosevelt Boulevard

Suite 508

Garden City, New York 11530

Attention: CFO

Telecopy: (516) 390-2110

With a copy to :

100 Quentin Roosevelt Boulevard

Suite 508

Garden City, New York 11530

Attention: General Counsel

Telecopy: (516) 465-6952

GUARANTY

THIS GUARANTY is entered into as of the 19th day of August, 2005, by EACH OF THE UNDERSIGNED (each a “Guarantor” and, collectively, the “Guarantors”) in favor of and for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (the “Lender”).

RECITALS

A.           Pursuant to a Credit Agreement, dated as of the date hereof, by and between EMERGING VISION, INC., a New York corporation (the “Company”), and the Lender (as the same may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”), the Company will receive Loans and other financial accommodations from the Lender and will incur Obligations.

B.           The Guarantors, being members of a group of entities affiliated with the Company and being engaged in related businesses will receive direct and indirect benefits from such Loans and financial accommodations.

C.           Each Guarantor wishes to grant the Lender security and assurance in order to secure the payment and performance by the Company of all of its present and future Obligations, and, to that effect, to guaranty the Obligations as set forth herein.

Accordingly, each Guarantor hereby agrees as follows:

1.	Guaranty.

(a)         Each Guarantor, jointly and severally, absolutely, unconditionally and irrevocably guarantees to the Lender the full and punctual payment by the Company, when due, whether at the stated due date, by acceleration or otherwise, of all Obligations of the Company, howsoever created, arising or evidenced, voluntary or involuntary, whether direct or indirect, absolute or contingent now, or hereafter existing or owing to the Lender under the Credit Agreement, the Notes or the other Loan Documents (collectively, the “Guaranteed Obligations”). This Guaranty is an absolute, unconditional, continuing guaranty of payment and not of collection of the Guaranteed Obligations and includes Guaranteed Obligations arising from successive transactions which shall either continue such Guaranteed Obligations or from time to time renew such Guaranteed Obligations after the same have been satisfied. This Guaranty is in no way conditioned upon any attempt to collect from the Company or upon any other event or contingency, and shall be binding upon and enforceable against each Guarantor without regard to the validity or enforceability of the Credit Agreement, the Notes or any other Loan Document or of any term of any thereof. If for any reason the Company shall fail or be unable duly and punctually to pay any of the Guaranteed Obligations (including, without limitation, amounts that would become due but for the operation of the automatic stay under Section 362(a) of the

Bankruptcy Code, 11 U.S.C. § 362(a)), each Guarantor will forthwith pay the same, in cash, immediately upon demand.

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(b)          In the event the Credit Agreement, any Note or any other Loan Document shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of the Company or any of its properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding, each Guarantor’s obligations hereunder shall continue to the same extent as if the Credit Agreement, such Note or such other Loan Document had not been so rejected.

(c)          Each Guarantor shall pay all costs, expenses (including, without limitation, reasonable attorneys’ fees and disbursements) and damages incurred in connection with the enforcement of this Guaranty and of the Guaranteed Obligations of the Company under the Credit Agreement or the Note or any other Loan Document to the extent that such costs, expenses and damages are not paid by the Company pursuant to the respective documents.

(d)          Each Guarantor further agrees that if any payment made by the Company or any Guarantor to the Lender on any Obligation or Guaranteed Obligation, as applicable, is rescinded, recovered from or repaid by the Lender, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against the Company or any Guarantor, or otherwise, this Guaranty shall continue to be fully applicable to such Guaranteed Obligation to the same extent as though the payment so recovered or repaid had never originally been made on such Guaranteed Obligation.

(e)          If any Event of Default shall have occurred and be continuing, the Lender, and any Affiliate of the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender, or any Affiliate of the Lender to or for the credit or the account of any Guarantor against any of and all the obligations of any Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Lender shall have made any demand hereunder and although such obligations may be unmatured. The rights under this paragraph 1(e) are in addition to other rights and remedies (including other rights of set off) which the Lender may have.

2.	Guaranty Continuing, Absolute, Unlimited.

The obligations of each Guarantor hereunder shall be continuing, absolute, irrevocable, unlimited and unconditional, shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim any Guarantor may have against the Lender or the Company or any other person, and shall remain in full force and effect without regard to, and, to the fullest extent permitted by applicable law, shall not be released, discharged or in any way affected by, any circumstance or condition (whether or not any Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense including, but not limited to, (a) any express or implied amendment, modification or supplement to the Credit Agreement, any Note, or any other Loan Document or any other agreement referred to in any thereof, or any other instrument applicable to the Company or to the Loans, or the Letters of Credit or any part thereof; (b) any failure on the part of the Company to perform or comply with the Credit Agreement, any Note or any other Loan Document or any failure of any other Person to perform or comply with any term of the Credit Agreement, any Note, or any other Loan Document or any other agreement as aforesaid; (c) any waiver, consent, change, extension, indulgence or other action or any action or inaction under or in respect of the

2

Credit Agreement, any Note, or any other Loan Document or any other agreement as aforesaid, whether or not the Lender, the Company or any Guarantor has notice or knowledge of any of the foregoing; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Company, or its properties or its creditors, or any action taken by any trustee or receiver or by any court in any such proceeding; (e) any furnishing or acceptance of additional security or any release of any security; (f) any limitation on the liability or obligations of the Company under the Credit Agreement, any Note or any other Loan Document or any termination, cancellation, frustration, invalidity or unenforceability, in whole or in part, of the Credit Agreement, any Note, this Guaranty or any other Loan Document or any term of any thereof; (g) any lien, charge or encumbrance on or affecting any Guarantor’s or any of the Company’s respective assets and properties; (h) any act, omission or breach on the part of the Lender under the Credit Agreement, any Note or any other Loan Document or any other agreement at any time existing between the Lender and the Company or any law, governmental regulation or other agreement applicable to the Lender or any Loan; (i) any claim as a result of any other dealings among the Lender, any Guarantor or the Company; (j) the assignment of this Guaranty, the Credit Agreement, any Note or any other Loan Document by the Lender to any other Person; (k) any change in the name of the Lender, the Company or any other Person referred to herein; or (l) the release of an obligor or any other Guarantor of its obligations under the Loan Documents.

3.	Waiver.

Each Guarantor unconditionally waives, to the fullest extent permitted by applicable law: (a) notice of any of the matters referred to in Section 2 hereof, except as expressly provided herein; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against any Guarantor hereunder, including, without limitation, notice of the acceptance of this Guaranty, or the creation, renewal, extension, modification or accrual of the Guaranteed Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest, nonpayment of any damages or other amounts payable under the Credit Agreement, any Note or any other Loan Documents; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of the Credit Agreement, any Note or any other Loan Documents, including, without limitation, diligence in collection or protection of or realization upon the Guaranteed Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default by the Company under the Credit Agreement, any Note or any other Loan Documents; (f) the occurrence of every other condition precedent to which any Guarantor or the Company may otherwise be entitled; (g) the right to require the Lender to proceed against the Company or any other Person liable on the Guaranteed Obligations, to proceed against or exhaust any security held by the Company or any other person, or to pursue any other remedy in the Lender’s power whatsoever; and (h) the right to have the property of the Company first applied to the discharge of the Guaranteed Obligations.

The Lender may, at its election, exercise any right or remedy it may have against the Company without affecting or impairing in any way the liability of any Guarantor hereunder and each Guarantor waives, to the fullest extent permitted by applicable law, any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of any Guarantor against the Company, whether resulting from such election by the Lender or otherwise. Each Guarantor waives any defense arising by reason of any

3

disability or other defense of the Company or any Guarantor or by reason of the cessation for any cause whatsoever of the liability, either in whole or in part, of the Company to the Lender for the Guaranteed Obligations.

Each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Company and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and agrees that the Lender shall not have any duty to advise any Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. Each Guarantor acknowledges that the Lender has not made any representations to any Guarantor concerning the financial condition of the Company.

4.	Representations and Covenants of each Guarantor.

(a)         The representations and warranties contained in Article IV of the Credit Agreement, to the extent they relate and are applicable to a Guarantor, are true and correct as of the date hereof and the Lender is entitled to rely on such representations and warranties to the same extent as though the same were set forth in full herein.

(b)        Each Guarantor hereby agrees to perform the covenants contained in Article VI and Article VII of the Credit Agreement, to the extent they relate and are applicable to the Guarantor, and the Lender is entitled to rely on such agreement to perform such covenants to the same extent as though the same were set forth in full herein.

5.	Payments.

Each payment by each Guarantor to the Lender under this Guaranty shall be made in the time, place and manner provided for payments in the Credit Agreement without set-off or counterclaim to the account at which such payment is required to be paid by the Company under the Credit Agreement.

6.	Parties.

This Guaranty shall inure to the benefit of the Lender and its permitted successors, assigns or transferees, and shall be binding upon the Guarantors and their respective successors and assigns. No Guarantor may delegate any of its duties under this Guaranty without the prior written consent of the Lender (and any such delegation without such consent shall be null and void).

7.	Notices.

Any notice shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered to such party at the address set forth below, or if sent by registered or certified mail, on the third Business Day after the day on which mailed in the United States, addressed to such party at said address:

4

(a)           if to the Lender,

Manufacturers and Traders Trust Company

401 Broadhollow Road

Melville, New York 11747

Attention:	Tamra Postiglione

Relationship Manager – Emerging Vision, Inc.

Telecopy:	(631)	869-6514

(b)	if to a Guarantor,

c/o Emerging Vision, Inc.
100 Quentin Roosevelt Boulevard
Suite 508
Garden City, New York 11530
Attention: CFO

Telecopy: (516) 390-2110

With a copy to :

100 Quentin Roosevelt Boulevard

Suite 508

Garden City, New York 11530

Attention: General Counsel

Telecopy: (516) 465-6952

(c)	as to each such party at such other address as such party shall have designated to the other in a written notice complying as to delivery with the provisions of this Section 7.

8.	Remedies.

Each Guarantor stipulates that the remedies at law in respect of any default or threatened default by a Guarantor in the performance of or compliance with any of the terms of this Guaranty are not and will not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by an injunction against violation of any such terms or otherwise.

9.	Rights to Deal with the Company.

At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of any Guarantor hereunder, the Lender may deal with the Company in the same manner and as fully as if this Guaranty did not exist and shall be entitled, among other things, to grant the Company, without notice or demand and without affecting any Guarantor’s liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of indebtedness or any part thereof contained in or arising under the Credit Agreement, any Note or any other Loan Documents, or to waive any obligation of the Company to perform,

5

any act or acts as the Lender may deem advisable.

10.	Subrogation.

(a)          Upon any payment made or action taken by a Guarantor pursuant to this Guaranty, such Guarantor shall, subject to the provisions of Sections 10(b) and (c) hereof, be fully subrogated to all of the rights of the Lender against the Company arising out of the action or inaction of the Company for which such payment was made or action taken by such Guarantor.

(b)          Any claims of such Guarantor against the Company arising from payments made or actions taken by such Guarantor pursuant to the provisions of this Guaranty shall be in all respects subordinate to the full and complete or final and indefeasible payment or performance and discharge, as the case may be, of all amounts, obligations and liabilities, the payments or performance and discharge of which are guaranteed by this Guaranty, and no payment hereunder by a Guarantor shall give rise to any claim of such Guarantor against the Lender.

(c)          Notwithstanding anything to the contrary contained in this Section 10, no Guarantor shall be subrogated to the rights of the Lender against the Company until all of the Obligations of the Company have been paid finally and indefeasibly in full, and that subrogation shall be suspended upon the occurrence of the events described in Section 1(d) hereof until the Lender is indefeasibly paid in full.

11.	Survival of Representations, Warranties, etc.

All representations, warranties, covenants and agreements made herein, including representations and warranties deemed made herein, shall survive any investigation or inspection made by or on behalf of the Lender and shall continue in full force and effect until all of the obligations of the Guarantors under this Guaranty shall be fully performed in accordance with the terms hereof, and until the payment in full of the Guaranteed Obligations.

12.          GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAW. EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH FEDERAL OR STATE COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTY OR ANY DOCUMENT OR ANY

6

INSTRUMENT REFERRED TO HEREIN OR THEREIN OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE LITIGATED IN OR BY SUCH FEDERAL OR STATE COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR AGREES NOT TO (i) SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT OR (ii) ASSERT ANY COUNTERCLAIM IN ANY SUCH SUIT, ACTION OR PROCEEDING UNLESS SUCH COUNTERCLAIM IS A COMPULSORY OR MANDATORY COUNTERCLAIM UNDER APPLICABLE LAWS GOVERNING CIVIL PROCEDURE. EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS GUARANTY OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. THE LENDER AND EACH GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

13.	Miscellaneous.

(a)          All capitalized terms used herein and not defined herein shall have the meanings specified in the Credit Agreement.

(b)          This Guaranty is the joint and several obligation of each Guarantor, and may be enforced against each Guarantor separately, whether or not enforcement of any right or remedy hereunder has been sought against any other Guarantor. Each Guarantor acknowledges that its obligations hereunder will not be released or affected by the failure of the other Guarantors to execute the Guaranty or by a determination that all or a part of this Guaranty with respect to any other Guarantor is invalid or unenforceable.

(c)          If any term of this Guaranty or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby.

(d)          Any term of this Guaranty may be amended, waived, discharged or terminated only by a written agreement executed by each Guarantor and by the Lender.

(e)          The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

(f)           No delay or omission by the Lender in the exercise of any right under this Guaranty shall impair any such right, nor shall it be construed to be waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right.

[next page is signature page]

7

IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be executed and delivered as of the day and year first above written.

VISIONCARE OF CALIFORNIA, INC.

By:___________________________

Name: Christopher G. Payan

Title: CEO

ACKNOWLEDGMENT

STATE OF New York	)

    ):SS.

COUNTY OF SUFFOLK	)

On the 19th day of August in the year 2005 before me, the undersigned, personally appeared Christopher G. Payan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

___________________________

Notary Public

8

TRADEMARK SECURITY AGREEMENT

FOR RECORDATION

WHEREAS, EMERGING VISION, INC., a New York corporation (the “Company”), having its principal place of business at 100 Quentin Roosevelt Boulevard, Suite 508, Garden City, New York 11530 is the owner of all right, title and interest in and to the United States trademarks set forth on Schedule A attached hereto;

WHEREAS, pursuant to the terms and conditions of the Trademark Security Agreement dated August 19, 2005 (the “Trademark Agreement”) made by Company in favor of MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (“Lender”), the Company is required to grant a security interest in, and lien on, said trademarks to secure the obligations of the Company under a Credit Agreement, dated as of August 19, 2005 (with the Trademark Agreement, the “Agreements”) among the Company and the Lender; and

WHEREAS, Company is willing to grant to the Lender the security interest in and lien on the trademarks described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Trademark Agreement, the Company hereby grants to the Lender a security interest in, and a lien upon, the trademarks set forth in Schedule A attached hereto and recordings and applications therefor, which assignment and security interest shall secure all the Obligations (as defined in the Credit Agreement) and in accordance with the terms and provisions thereof.

The Company expressly acknowledges and affirms that the rights and remedies of the Lender with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

Uniondale, New York	EMERGING VISION, INC.

August 19, 2005

By:_____________________________

Name: Christopher G. Payan

Title: CEO

1

STATE OF NEW YORK	)

)SS.:

COUNTY OF SUFFOLK	)

On the 19th day of August, in the year 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared Christopher G. Payan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual(s) acted, executed the instrument.

_____________________________________

Notary Public

2

SCHEDULE A

Registered and Pending U.S. Trademarks

Trademark	Reg./Serial App. No.

SINGER/SPEC	2,190,534
OPTITINT	2,289,183
WISPATHINS	2,251,663
SAFESIGHT	2,251,660
STERLING 55	2,948,017
STERLING 55 (design)	2,963,803
GRADUATES	2,322,323
EYE TIES	1,369,858
STERLING OPTICAL	1,521,352
STERLING OPTICAL	1,534,835
STERLING OPTICAL AN IPCO COMPANY	1,235,485
IPCO	1,211,014
STERLING	1,565,677
OWL DESIGN	23,631
STERLING OPTICAL	1,892,900
LUGENE	872,764
LUGENE	515,428
COLOURLINE	1,375,662
VIP-LITE	1,030,648
BENCOTE	839,945
V.I.P BY H.O.V.	845,888
BLEND EDGE	867,881
BENSON’S	837,916
SUPERIOR OPTICAL	1,857,052
DURIKON (design)	760,674
EASYWEAR	2,846,666
STERLING OTPICAL EXPRESS	78/240,242
SITE FOR SORE EYES	76/617,813
SEE WHAT YOUR’RE MISSING	78/649,037
SURE SIGHT	78/649,094
SURE SIGHT (stylized)	78/649,138

3

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”) is made as of August 19, 2005 by and between EMERGING VISION, INC., a New York corporation, having an office at 100 Quentin Roosevelt Boulevard, Garden City, New York 11530 (hereinafter referred to as the “Debtor”), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, having an office at 1401 Broadhollow Road, Melville, New York 11747 (hereinafter referred to as “Lender”).

RECITALS

A.           The Lender and the Company have entered into a Credit Agreement, dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Company will receive loans and other financial accommodations from the Lender and will incur Obligations.

B.           To induce the Lender to extend credit to the Company on and after the date hereof as provided in the Credit Agreement, the Company wishes to grant to the Lende security and assurance in order to secure the payment and performance of all Obligations and to that effect to grant the Lender a security interest in the Trademarks, Trade Secrets and Licenses as herein described and in connection therewith to execute and deliver this Agreement.

Accordingly, the Company and the Lender hereby agree as follows:

1.	DEFINITIONS

Terms used herein that are defined in the Credit Agreement shall have the meanings assigned to them therein, unless otherwise defined herein. References to this “Agreement” shall mean this Trademark Security Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

2.	GRANT OF INTEREST

2.1          Trademarks, Trade Secrets and Licenses. The Company hereby grants, bargains, mortgages, pledges, creates in favor of and conveys to the Lender, as security for the prompt payment of the Obligations in full when due, a security interest in the entire right, title and interest of the Company in and to all of its now owned, existing or filed, or hereafter acquired, arising or filed:

(a)(i)      trademarks, other marks, trademark registrations, trade names and trademark applications, including, without limitation, those listed on Schedule A hereto, (ii) all renewals of any of the foregoing, (iii) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including,

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without limitation, damages or payments for past or future infringements of any of the foregoing, (iv) all rights corresponding to any of the foregoing throughout the world and (v) the goodwill of the Company’s business connected with and symbolized by any of the foregoing (collectively, the “Trademarks”);

(b)          trade secrets and confidential business information (including formulas, computations, know-how, manufacturing and production processes and techniques, research and development information, specifications, drawings, designs, plans, proposals, technical data, copyrightable work, financial, business, and marketing plans, customer and supplier lists and information (collectively, the “Trade Secrets”); and

(c)          licenses and license agreements with any other Person under or with respect to any of the Trademarks or Trade Secrets (all licenses and license agreements assigned to the Lender pursuant hereto hereinafter collectively called the “Licenses”).

2.2          Restriction on Future Agreements.           The Company agrees that until the Obligations shall have been indefeasibly paid and performed in full, the Company will not, without the Lender’s prior written consent, enter into any agreement, including, without limitation, any license agreement, that grants to any Person other than the Lender rights to or interests in any Trademarks or Trade Secrets and is inconsistent with the Company’s obligations under this Agreement. The Company further agrees that, except as otherwise expressly permitted by the Credit Agreement, it will not take any action, or permit any action to be taken by an Affiliate of the Company or other Person subject to the Company’s control, including, without limitation, licensees, or fail to take any action, that would adversely affect the validity or enforcement of the rights granted to the Lender under this Agreement.

2.3          New Trademarks. The Company represents and warrants that the Trademarks listed on Schedule A hereto are owned by the Company and the Trademarks constitute all of the Trademarks registered in the name of the Company in the United States. If, before the Obligations are paid and performed in full, the Company shall (i) obtain any new Trademarks or rights thereto or (ii) become entitled to the benefit of any new Trademark, the Company shall give to the Lender prompt written notice thereof and shall enter into a supplement to this Agreement incorporating herein such new Trademarks.

2.4          Royalties and Terms. The Company hereby agrees that upon the occurrence and during the continuance of an Event of Default, the Lender (or any designee of the Lender) may use any or all of the Trademarks, Trade Secrets or Licenses worldwide without any liability to the Company for royalties or other related charges. The term of the right to use granted in this Section 2.4 shall extend until the earlier of (i) the expiration of all rights under each of the respective Trademarks, Trade Secrets or Licenses securing the Obligations, or (ii) the indefeasible payment and performance in full of the Obligations.

2.5          Release.            Upon the indefeasible payment and performance in full of the Obligations, the Lender shall execute and deliver to the Company, at the Company’s request and at the Company’s sole cost and expense, such releases, satisfactions, deeds, assignments and other instruments as may be necessary to relinquish, without any representations or warranties

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whatsoever, any of the Lender’s rights in such of the Trademarks, Trade Secrets or Licenses as shall not have been sold or disposed of by the Company pursuant to the terms of this Agreement.

2.6          Duties of the Company.      Until the Obligations shall have been indefeasibly paid and performed in full, the Company shall (i) prosecute diligently any trademark application pending as of the date hereof, (ii) make application on future trademarks, (iii) and (ii) preserve and maintain all rights in the Trademarks and Trade Secrets and (iv) possess all Trade Secrets. Any expenses incurred in connection with such applications shall be borne by the Company. The Company shall not abandon any Trademark, Trade Secret or License or the right to file any trademark application.

2.7          Lender’s Right to Sue.          The Secured Party shall have the right, but shall in no way be obligated, to bring suit on behalf of the Company to enforce any of the Trademarks, Trade Secrets or Licenses in the event the Company declines to bring such suit and, if the Lender shall commence any such suit, the Company shall, at the request of the Lender, do any and all lawful acts and execute any and all proper documents required by the Lender in aid of such enforcement and the Company shall promptly pay, or reimburse and indemnify the Lender upon demand, for all out-of-pocket costs and expenses (including without limitation, reasonable attorneys’ fees) incurred by the Lender in the exercise of its rights under this Section 2.7.

2.8          Lender Appointed Attorney-In-Fact. The Company hereby appoints the Lender or the Lender’s designee as its attorney-in-fact to do all things necessary to carry out or enforce this Agreement. The Company ratifies and approves all acts of the Lender, or its designee, as attorney-in-fact, taken in accordance herewith. The Lender, or its designee, as attorney-in-fact, will not be liable for any acts or omissions, or for any error of judgment or mistake of fact or law, except for gross negligence, bad faith or willful misconduct. This power, being coupled with an interest, is irrevocable until all Obligations have been indefeasibly paid in full and performed and satisfied.

3.	FILINGS AND CONSENTS

The Company shall deliver to the Lender, upon the execution and delivery of this Agreement, in form and substance satisfactory to the Lender, such other instruments and documents as shall be necessary, in the opinion of the Lender, to perfect the interests granted by the Company to the Lender hereby, including, without limitation, the Trademark Security Agreement for Recordation attached hereto as Exhibit A (the “Recordation Agreement”) duly completed and executed. The Company will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender all documents or instruments and take such further steps necessary or deemed desirable by the Lender to perfect the Lender’s security interest in all Trademarks, Licenses or Trade Secrets.

4.	COVENANTS

The Company agrees that so long as any Obligations are outstanding, unless the Lender agrees otherwise in writing: (a) it will, at its sole cost and expense, forever warrant and defend the Trademarks, Trade Secrets and Licenses from any and all claims and demands of any other

3

Person; (b) it will not grant, create or permit to exist any Lien on, or security interest in, any of the Trademarks, Trade Secrets or Licenses in favor of any other Person; (c) it will pay and indemnify and hold the Lender harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the Trademarks, Trade Secrets or Licenses, including, without limitation, claims of trademark infringements, and any claim of unfair competition or antitrust violation, provided that the Company shall have no obligation hereunder with respect to such indemnification arising from the Lender’s gross negligence or willful misconduct in the use, assignment and sublicensing of the Trademarks, Trade Secrets and Licenses that are covered by this Agreement; and (d) it will not enter into any agreement that is inconsistent with the Company’s obligations under this Agreement.

5.	DEFAULT

5.1	Remedies.

(a)         Upon the occurrence and during the continuance of an Event of Default, the Lender, in its discretion, may:

(i)         collect, receive, appropriate and realize upon the Trademarks, Trade Secrets and Licenses, or any part thereof;

(ii)         enter, with or without process of law, any premises where the Trademarks, Trade Secrets and Licenses or the books and records of the Company related thereto are or may be located, and without charge or liability to the Lender therefor seize and remove the Trademarks, Trade Secrets and Licenses (and copies for the Company’s books and records in any way relating to the Trademarks, Trade Secrets and Licenses) from said premises and/or remain upon such premises and use the same (together with said books and records) for the purpose of collecting, preparing and disposing of the Trademarks, Trade Secrets and Licenses;

(iii)         sell or otherwise dispose, including, without limitation, the granting of licenses, of any of the Trademarks, Trade Secrets or Licenses at public or private sale for cash or credit in accordance with applicable law; or

(iv)         exercise any one or more of the rights and remedies accruing to a secured party under the UCC as adopted in the relevant state or states and any other applicable law upon default by a debtor.

(b)             Any notice required to be given by the Lender of a sale, lease, other disposition of the Trademarks, Trade Secrets or Licenses or any other intended action by the Lender, delivered by facsimile transmission or overnight mail courier service, postage prepaid and duly addressed to the Company at its address as set forth in Section 6.5 hereof, not less than ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Company.

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(c)         The Lender shall have the right at any time, in its discretion, without notice thereof to the Company, to take control, in any manner, of any item of payment for or proceeds of any of the Trademarks, Trade Secrets or Licenses of the Company.

(d)         The Lender may postpone or adjourn any sale of the Trademarks, Trade Secrets and Licenses, or any part thereof, from time to time, by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale.

(f)         All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Trademarks, Trade Secrets and Licenses of the Company may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender as reimbursement for the costs and expenses, including, without limitation, reasonable attorneys’ fees incurred by it in connection with the sale of the Trademarks, Trade Secrets or Licenses), in whole or in part, by the Lender to the payment of all the Obligations. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all Obligations shall be paid over to the Company, subject to the rights of any holder of a lien on the Trademarks, Trade Secrets and Licenses of which the Lender has actual notice and any deficiency remaining after application of such cash or cash proceeds to the obligations shall continue to be an Obligation, for which the Company remains liable.

5.2         Waiver by the Company.To the extent permitted under applicable law, the Company waives (a) presentment, demand and protest and notice of presentment, dishonor, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Lender on which the Company may in any way be liable and hereby ratifies and confirms whatever the Lender may do in this regard, (b) all rights to notice and a hearing prior to the Lender’s taking possession or control of, or to the Lender’s replevy, attachment or levy upon, any of the Tradema rks, Trade Secrets or Licenses or any bond or security that might be required by any court prior to allowing the Lender to exercise any of the Lender’s taking possession or control of, or to the Lender to exercise any of the Lender’s remedies, and (c) the benefit of all valuation, appraisal and exemption laws. The Company acknowledges that it has been advised by its counsel with respect to this Agreement and the transactions evidenced by this Agreement.

5.3         Cumulative Remedies. All of the Lender’s rights and remedies with respect to the Trademarks, Trade Secrets or Licenses, whether established hereby or by any Security Agreement or by the Credit Agreement or any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. The Company acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Lender under the Credit Agreement but rather is intended to facilitate the exercise of such rights and remedies. The Company recognizes that in the event the Company fails to perform, observe or discharge any of its obligations or liabilities unde r this Agreement, no remedy of law will provide adequate relief to the Lender, and the Company agrees that the Lender shall be entitled

5

to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

6.	MISCELLANEOUS

6.1          Waivers.No course of dealing between the Company and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege under this Agreement or the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

6.2          Severability.The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable, in whole or in part, in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction, and shall not, in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

6.3          Modification.This Agreement cannot be altered, amended or modified in any way, except by a writing signed by the parties hereto.

6.4          Binding Effect; Benefits.This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

6.5          Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in the Credit Agreement.

6.6          Headings.The Section titles and headings in this Agreement are and shall be without substantive meaning or context of any kind whatsoever and are for convenience of reference only.

6.7          Governing Law; Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAWS. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, COUNTY OF NASSAU OR COUNTY OF SUFFOLK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, AN Y CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT

6

FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AGREES (i) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (ii) NOT TO ASSERT ANY COUNTERCLAIM IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE COMPANY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. THE COMPANY AND THE LENDER EACH IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by its authorized officer on the day and year first above written.

EMERGING VISION, INC.

By:___________________________

Name: Christopher G. Payan

Title: CEO

MANUFACTURERS AND TRADERS TRUST COMPANY

By:___________________________

Name:	Tamra Postiglione
Title:	Vice President

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ACKNOWLEDGMENT

STATE OF New York	)

    ):SS.

COUNTY OF SUFFOLK	)

On the 19th day of August in the year 2005 before me, the undersigned, personally appeared Christopher G. Payan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

______________________________________

Notary Public

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SCHEDULE A

Registered and Pending Trademarks

U.S.A.

Trademark	Reg./Serial App. No.

SINGER/SPEC	2,190,534
OPTITINT	2,289,183
WISPATHINS	2,251,663
SAFESIGHT	2,251,660
STERLING 55	2,948,017
STERLING 55 (design)	2,963,803
GRADUATES	2,322,323
EYE TIES	1,369,858
STERLING OPTICAL	1,521,352
STERLING OPTICAL	1,534,835
STERLING OPTICAL AN IPCO COMPANY	1,235,485
IPCO	1,211,014
STERLING	1,565,677
OWL DESIGN	23,631
STERLING OPTICAL	1,892,900
LUGENE	872,764
LUGENE	515,428
COLOURLINE	1,375,662
VIP-LITE	1,030,648
BENCOTE	839,945
V.I.P BY H.O.V.	845,888
BLEND EDGE	867,881
BENSON’S	837,916
SUPERIOR OPTICAL	1,857,052
DURIKON (design)	760,674
EASYWEAR	2,846,666
STERLING OTPICAL EXPRESS	78/240,242
SITE FOR SORE EYES	76/617,813
SEE WHAT YOUR’RE MISSING	78/649,037
SURE SIGHT	78/649,094
SURE SIGHT (stylized)	78/649,138

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CANADA

PM (design)	2,190,534
PORTOFINO	390,012
STERLING (design)	443,785
CLASSIC COLORS (design)	422,129
STERLING	432,605
IPCO OPTICAL (design)	391,925
IPCO OPTICAL AN IPCO COMPANY	392,427
S STERLING OPTICAL (vertical logo)	252,137
IPCO OPTICAL	235,037
IPCO (design)	415,896
STERLING OPTICAL	374,393
PAUL MITCHEL (design)	297,423
TAKE OFF YOUR GLASSES	291,039
PAUL MITCHEL	287,347
PM	269,691
FIESTA	328,655
IPCO OPTICAL (& DESIGN)	262,584
CLASSIC COLORS	422,120
STERLING OPTICAL (design)	488,287
STERLING OPTICAL AN IPCO COMPANY	392,234

MEXICO

STERLING OPTICAL	825,279

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EXHIBIT A TO

SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT

FOR RECORDATION

WHEREAS, EMERGING VISION, INC., a New York corporation (the “Company”), having its principal place of business at 100 Quentin Roosevelt Boulevard, Suite 508, Garden City, New York 11530 is the owner of all right, title and interest in and to the United States trademarks set forth on Schedule A attached hereto;

WHEREAS, pursuant to the terms and conditions of the Trademark Security Agreement dated August 19, 2005 (the “Trademark Agreement”) made by Company in favor of MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (“Lender”), the Company is required to grant a security interest in, and lien on, said trademarks to secure the obligations of the Company under a Credit Agreement, dated as of August 19, 2005 (with the Trademark Agreement, the “Agreements”) among the Company and the Lender; and

WHEREAS, Company is willing to grant to the Lender the security interest in and lien on the trademarks described above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Trademark Agreement, the Company hereby grants to the Lender a security interest in, and a lien upon, the trademarks set forth in Schedule A attached hereto and recordings and applications therefor, which assignment and security interest shall secure all the Obligations (as defined in the Credit Agreement) and in accordance with the terms and provisions thereof.

The Company expressly acknowledges and affirms that the rights and remedies of the Lender with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

Uniondale, New York	EMERGING VISION, INC.

August 19, 2005

By:_____________________________

Name:

Title:

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STATE OF NEW YORK	)

)SS.:

COUNTY OF NASSAU	)

On the _____ day of August, in the year 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual(s) acted, executed the instrument.

_____________________________________

Notary Public

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SCHEDULE A

Registered and Pending U.S. Trademarks

Trademark	Reg./Serial App. No.

SINGER/SPEC	2,190,534
OPTITINT	2,289,183
WISPATHINS	2,251,663
SAFESIGHT	2,251,660
STERLING 55	2,948,017
STERLING 55 (design)	2,963,803
GRADUATES	2,322,323
EYE TIES	1,369,858
STERLING OPTICAL	1,521,352
STERLING OPTICAL	1,534,835
STERLING OPTICAL AN IPCO COMPANY	1,235,485
IPCO	1,211,014
STERLING	1,565,677
OWL DESIGN	23,631
STERLING OPTICAL	1,892,900
LUGENE	872,764
LUGENE	515,428
COLOURLINE	1,375,662
VIP-LITE	1,030,648
BENCOTE	839,945
V.I.P BY H.O.V.	845,888
BLEND EDGE	867,881
BENSON’S	837,916
SUPERIOR OPTICAL	1,857,052
DURIKON (design)	760,674
EASYWEAR	2,846,666
STERLING OTPICAL EXPRESS	78/240,242
SITE FOR SORE EYES	76/617,813
SEE WHAT YOUR’RE MISSING	78/649,037
SURE SIGHT	78/649,094
SURE SIGHT (stylized)	78/649,138

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